ENDEAVOR SERIES TRUST


                        Supplement dated August 15, 2000
            to the Prospectus and Statement of Additional Information
                                dated May 1, 2000



Change in Investment Advisers and Portfolio Names


Effective on or about October 9, 2000, Endeavor Management Co. ("Endeavor"), the manager of Endeavor Series Trust, will replace the advisers of and rename the following Portfolios:

      Endeavor Opportunity Value Portfolio, currently advised by OpCap Advisors, will become the Jennison Growth Portfolio and will be advised by Jennison Associates LLC ("Jennison"). Jennison is located at 466 Lexington Avenue, New York, NY 10017.

      Endeavor Select Portfolio, currently advised by Montgomery Asset Management, LLC, will become the Capital Guardian Global Portfolio and will be advised by The Capital Guardian Trust Company ("Capital Guardian"). Capital Guardian is located at 333 South Hope Street, Los Angeles, CA 90071.

      Endeavor Value Equity Portfolio, currently advised by OpCap Advisors, will become the Capital Guardian Value Portfolio and will be advised by Capital Guardian.


Endeavor pays the fees of each adviser. To obtain these quality investment advisers, Endeavor is required to pay higher investment advisory fees than are currently being paid to each Portfolio's current investment adviser. Therefore, Endeavor has asked the Trustees for, and the Trustees have approved, an increase in the management fee to cover the additional costs. These increases require shareholder approval. Further information will be found in the proxy statement, which will be mailed to Contract Owners invested in these Portfolios on or about August 18, 2000.

In connection with the change in adviser, the investment strategy of the Jennison Growth Portfolio will change from a value investing style to a growth investing style. The Portfolio will invest substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The adviser looks for companies with superior absolute and relative earnings growth, above average revenue and earnings per share growth, sustainable or improving profitability and strong balance sheets.

                              ENDEAVOR SERIES TRUST


                        Supplement dated August 15, 2000
            to the Prospectus and Statement of Additional Information
                                dated May 1, 2000



Change in Investment Adviser and Portfolio Name


Effective on or about October 9, 2000, Endeavor Management Co. ("Endeavor"), the manager of Endeavor Series Trust, will replace the adviser of and rename the following Portfolio:

Endeavor Value Equity Portfolio, currently advised by OpCap Advisors, will become the Capital Guardian Value Portfolio and will be advised by The Capital Guardian Trust Company ("Capital Guardian"). Capital Guardian is located at 333 South Hope Street, Los Angeles, CA 90071.

Endeavor pays the fee of the adviser. To obtain this quality investment adviser, Endeavor is required to pay a higher investment advisory fee than is currently being paid to the Portfolio's current investment adviser. Therefore, Endeavor has asked the Trustees for, and the Trustees have approved, an increase in the management fee to cover the additional costs. The increase requires shareholder approval. Further information will be found in the proxy statement, which will be mailed to Contract Owners invested in this Portfolio on or about August 18, 2000.